UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)	September 28, 2015

BERKSHIRE INCOME REALTY, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Beacon Street, Boston, Massachusetts		02108
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code	(617) 523-7722

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth below under Item 8.01 is incorporated by reference.

On September 28, 2015, Berkshire Income Realty, Inc. (the “Company”) notified NYSE MKT LLC (“NYSE MKT”) of its intent to remove its Series A Preferred Stock from listing on NYSE MKT in connection with the Redemption, and requested that NYSE MKT file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist and deregister the Company’s Series A Preferred Stock.

The Company intends to file with the SEC a certification and notice of termination on Form 15 with respect to the Company’s Series A Preferred Stock, requesting that the Company’s Series A Preferred Stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Company’s Series A Preferred Stock under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On September 28, 2015, following approval by the Company’s board of directors, the holders of all 1,406,196 issued and outstanding shares of Class B Common Stock of the Company approved, by unanimous written consent, the Plan of Liquidation as more fully described in Item 8.01 below.

Item 8.01     Other Events.

On September 28, 2015, the Company issued a press release announcing the Company’s intention to redeem (the “Redemption”) all of the issued and outstanding shares of the 9% Series A Cumulative Redeemable Preferred Stock of the Company (the “Series A Preferred Stock”) in accordance with the procedures set forth in the Company’s Articles of Amendment and Restatement and the conversion of the Company into a limited liability company organized under the laws of Maryland (the “Conversion”), each effective as of 12:00 p.m. on October 28, 2015 (the “Effective Time”), following which the business of the Company will be liquidated. A copy of the Company’s Plan of Conversion and Liquidation (the “Plan of Liquidation”) is attached as Exhibit 2.1 hereto and is incorporated in this Item 8.01 by reference. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION
2.1	Plan of Conversion and Liquidation of Berkshire Income Realty, Inc.
99.1	Press Release, dated as of September 28, 2015 of the Company announcing the Redemption and Conversion

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE INCOME REALTY, INC.

Date:	September 28, 2015	By:	/s/ David E. Doherty
		Name:	David E. Doherty
		Title:	Senior Vice President and Principal Financial Officer